UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 25, 2021

MCAP Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-40116	85-3978415
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 South Wacker Drive, Suite 6400 Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

(312) 258-8300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Warrant	MACQU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	MACQ	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	MACQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 25, 2021, the registration statement on Form S-1 (File No. 333-252607) relating to the initial public offering (the “IPO”) of MCAP Acquisition Corporation (the “Company”) was declared effective by the U.S. Securities and Exchange Commission, and the Company subsequently filed, on February 25, 2021, a registration statement on Form S-1 (File No. 333-253556) pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), which was effective immediately upon filing (collectively, the “Registration Statement”).

On March 2, 2021, the Company consummated the IPO of 31,625,000 units (“Units”), which included the full exercise of the underwriters’ over-allotment option. Each Unit consists of one share of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), and one-third of one redeemable warrant (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds to the Company of $316,250,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	An Underwriting Agreement, dated February 25, 2021, between the Company and Cowen and Company, LLC, as representative of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;

•	A Warrant Agreement, dated February 25, 2021, between the Company and Continental Stock Transfer & Trust Company (“Continental”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

•	A Letter Agreement, dated February 25, 2021, among the Company, MCAP Acquisition, LLC (the “Sponsor”) and each of the executive officers and directors of the Company, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

•	An Investment Management Trust Agreement, dated February 25, 2021, between the Company and Continental, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

•	A Registration Rights Agreement, dated February 25, 2021, among the Company, the Sponsor and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

•	A Private Placement Warrants Purchase Agreement, dated February 25, 2021, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference; and

•	Indemnity Agreements, each dated February 25, 2021, between the Company and each of the officers and directors of the Company, the form of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

On March 2, 2021, simultaneously with the consummation of the IPO, the Company consummated the private placement of an aggregate of 5,983,333 warrants (the “Private Placement Warrants”) to the Sponsor at a price of $1.50 per Private Placement Warrant, generating total gross proceeds of $8,975,000 (the “Private Placement”). No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act. The Private Placement Warrants are identical to the Warrants, except that (a) the Private Placement Warrants will not be transferable, assignable or salable until 30 days after the consummation of the Company’s initial business combination except to permitted transferees, and (b) the Private Placement Warrants, so long as they are held by the Sponsor or its permitted transferees, (i) will not be redeemable by the Company, (ii) may be exercised by the holders on a cashless basis and (iii) will be entitled to registration rights.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of February 25, 2021, the following individuals were appointed to the board of directors of the Company: Thomas J. Allison, John C. Chrystal and Roger Schoenfeld. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On February 25, 2021, the Company filed its amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware, which was effective the same day. Among other things, the Certificate of Incorporation authorizes the issuance of (a) up to 220,000,000 shares of common stock, including (i) 200,000,000 shares of Class A Common Stock and (ii) 20,000,000 shares of Class B common stock, par value $0.0001 per share, and (b) up to 1,000,000 shares of preferred stock, par value $0.0001 per share. The terms of the Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. The foregoing description of the Certificate of Incorporation is qualified in its entirety by reference to the full text of the Certificate of Incorporation, which is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01.	Other Events.

A total of $316,250,000 of the net proceeds from the IPO and the Private Placement was placed in a trust account established for the benefit of the Company’s public stockholders (the “Trust Account”), with Continental acting as trustee. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its tax obligations and up to $100,000 of interest to pay dissolution expenses, none of the funds held in the Trust Account will be released from the Trust Account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any shares of Class A Common Stock included in the Units sold in the IPO (“public shares”) properly tendered in connection with a stockholder vote to amend the Certificate of Incorporation (A) to modify the substance or timing of the Company’s obligation to provide holders of the public shares the right to have their shares redeemed or to redeem 100% of the public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to the rights of holders of the public shares or the Company’s pre-initial business combination activity, and (iii) the redemption of the public shares if the Company does not complete an initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On February 25, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

On March 2, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 25, 2021, between the Company and Cowen and Company, LLC.

3.1	Amended and Restated Certificate of Incorporation of the Company.

4.1	Warrant Agreement, dated February 25, 2021, between the Company and Continental Stock Transfer & Trust Company.

10.1	Letter Agreement, dated February 25, 2021, among the Company, MCAP Acquisition, LLC and each of the executive officers and directors of the Company.

10.2	Investment Management Trust Agreement, dated February 25, 2021, between the Company and Continental Stock Transfer & Trust Company.

10.3	Registration Rights Agreement, dated February 25, 2021, among the Company, MCAP Acquisition, LLC and certain securityholders.

10.4	Private Placement Warrants Purchase Agreement, dated February 25, 2021, between the Company and MCAP Acquisition, LLC.

10.5	Form of Indemnity Agreement.(1)

99.1	Press release, dated February 25, 2021.

99.2	Press release, dated March 2, 2021.

(1)	Incorporated by reference to an exhibit to the Registrant’s Amendment No. 1 to Form S-1 (File No. 333-252607), filed with the SEC on February 12, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCAP ACQUISITION CORPORATION

By:	/s/ Theodore L. Koenig
	Name:	Theodore L. Koenig
	Title:	Chief Executive Officer

Date: March 2, 2021